EXHIBIT 99.1

IMMEDIATE RELEASE     CONTACT: Heather Reeves (215) 328-7634
July 10, 2025    hreeves@tollbrothers.com

Toll Brothers Announces Gregg Ziegler to Succeed Marty Connor as CFO

FORT WASHINGTON, Pa., July 10, 2025 -- Toll Brothers, Inc. (NYSE: TOL) (TollBrothers.com) announced today that Gregg Ziegler, Senior Vice President, Investor Relations & Treasurer and 23-year company veteran, will succeed Marty Connor as Chief Financial Officer at the end of the Company’s fiscal year on October 31, 2025. Following his retirement, Mr. Connor will continue to serve the Company as a senior advisor for a one-year period. During this time, in addition to supporting a smooth transition of CFO responsibilities, he will provide strategic advice and support to Mr. Ziegler and the rest of the executive team.

Upon his promotion, Mr. Ziegler will report directly to Chairman and Chief Executive Officer Douglas C. Yearley, Jr. and assume responsibility for the Company’s accounting, treasury & finance, tax, investor relations, risk management, internal audit, mortgage, title and information technology functions.

“During his 17 years with Toll Brothers, Marty has been an outstanding leader, business partner and financial steward. He has played a central role creating value for our stakeholders and we look forward to continuing to benefit from his perspective and expertise as a senior advisor. Marty has built a deep bench of talent within our financial organization, and we are pleased to have a strong leader in Gregg Ziegler ready to step into this important role. Given his extensive experience in our finance department, strong partnership with our operations teams, and long-term relationships on Wall Street, Gregg has an unmatched understanding of our business, and I am confident that he is the right leader to continue our track record of financial success,” said Yearley.

In his current role, Mr. Ziegler has responsibility for the Company’s investor relations, capital markets, mergers and acquisitions, corporate strategy, land financing activities and financial planning and analysis functions. He began his career at Toll Brothers in 2002 as an Assistant Finance Director within the Finance and Investor Relations department and has held various roles of increasing responsibilities since then. In 2010, Mr. Ziegler was promoted to Senior Vice President and was appointed Treasurer in 2013. In May 2024, he assumed additional responsibilities as head of the Investor Relations department. Mr. Ziegler holds a Bachelor of Science degree in Accounting and a Master of Business Administration degree from Villanova University.

ABOUT TOLL BROTHERS

Toll Brothers, Inc., a Fortune 500 Company, is the nation’s leading builder of luxury homes. The Company was founded 58 years ago in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL.” The Company serves first-time, move-up, empty-nester, active-adult, and second-home buyers, as well as urban and suburban renters. Toll Brothers builds in over 60 markets in 24 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Indiana, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, and Washington, as well as in the District of Columbia. The Company operates its own architectural, engineering, mortgage, title, land development, insurance, smart home technology, and landscape subsidiaries. The Company also develops master-planned and golf course communities as well as operates its own lumber distribution, house component assembly, and manufacturing operations.

Toll Brothers has been one of Fortune magazine's World’s Most Admired Companies™ for 10+ years in a row, and in 2024 the Company’s Chairman and CEO Douglas C. Yearley, Jr. was named one of 25 Top CEOs by Barron’s magazine. Toll Brothers has also been named Builder of the Year by Builder magazine and is the first two-time recipient of Builder of the Year from Professional Builder magazine. For more information visit TollBrothers.com.

Toll Brothers discloses information about its business and financial performance and other matters, and provides links to its securities filings, notices of investor events, and earnings and other news releases, on the Investor Relations section of its website (investors.TollBrothers.com).

From Fortune, ©2025 Fortune Media IP Limited. All rights reserved. Used under license.

FORWARD LOOKING STATEMENT
This release contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events. These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should,” “likely,” “will,” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information related to: market conditions; mortgage rates; inflation rates; demand for our homes; our build- to-order and quick move-in home strategy; sales paces and prices; effects of home buyer cancellations; our strategic priorities; growth and expansion; our land acquisition, land development and capital allocation priorities; anticipated operating results; home deliveries; financial resources and condition; changes in revenues, profitability, margins and returns; changes in accounting treatment; cost of revenues, including expected labor and material costs; availability of labor and materials; selling, general and administrative expenses; interest expense; inventory write- downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; our ability to acquire land and pursue real estate opportunities; our ability to gain approvals and open new communities; our ability to market, construct and sell homes and properties; our ability to deliver homes from backlog; our ability to secure materials and subcontractors; our ability to produce the liquidity and capital necessary to conduct normal business operations or to expand and take advantage of opportunities; the outcome of legal proceedings, investigations, and claims; management succession plans; and the impact of public health or other emergencies.
Any or all of the forward-looking statements included in this release and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. Therefore, we caution you not to place undue reliance on our forward-looking statements. The major risks and uncertainties - and assumptions that are made - that affect our business and may cause actual results to differ from these forward-looking statements include, but are not limited to:
•the effect of general economic conditions, including employment rates, housing starts, interest and mortgage rates, home affordability, inflation, consumer sentiment, availability of financing for home mortgages and strength of the U.S. dollar;
•market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions;
•the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such land;
•access to adequate capital on acceptable terms;
•geographic concentration of our operations;
•levels of competition;
•the price and availability of lumber, other raw materials, and home components;
•the impact of labor shortages, including on our subcontractors, supply chain and municipalities;
•the effect of U.S. trade policies, including the imposition of tariffs and duties on home building products and retaliatory measures taken by other countries;
•the effects of weather and the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, unavailability of insurance, and shortages and price increases in labor or materials associated with such natural disasters;
•risks arising from acts of war, terrorism or outbreaks of contagious diseases, such as COVID-19;
•federal and state tax policies;
•transportation costs;
•the effect of land use, environmental and other governmental laws and regulations;
•legal proceedings or disputes and the adequacy of reserves;
•risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, indebtedness, financial condition, losses and future prospects;
•the effect of potential loss of key management personnel or unsuccessful management transitions;
•changes in accounting principles;
•risks related to unauthorized access to our computer systems, theft of our and our homebuyers’ confidential information or other forms of cyber-attack; and
•other factors described in “Risk Factors” included in our Annual Report on Form 10-K for the year ended October 31, 2024 and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).

Many of the factors mentioned above or in other reports or public statements made by us will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
For a further discussion of factors that we believe could cause our actual results to differ materially from expected and historical results, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the SEC and in subsequent reports filed with the SEC. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.
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